UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  February 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On February 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  March 3, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                        February 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on February 25, 2003


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              GSR MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                FEBRUARY 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         61,421,000.00    61,421,000.00     4,042,273.51     73,302.12   4,115,575.63    0.00       0.00       57,378,726.49
A2         54,935,000.00    54,935,000.00             0.00     84,102.05      84,102.05    0.00       0.00       54,935,000.00
A3        116,356,000.00   116,356,000.00     4,042,273.51    160,680.36   4,202,953.87    0.00       0.00      112,313,726.49
M1          4,501,000.00     4,501,000.00             0.00     13,304.67      13,304.67    0.00       0.00        4,501,000.00
B1          9,000,000.00     9,000,000.00             0.00     33,690.94      33,690.94    0.00       0.00        9,000,000.00
B2          3,857,000.00     3,857,000.00             0.00     16,897.28      16,897.28    0.00       0.00        3,857,000.00
B3          4,500,000.00     4,500,000.00             0.00     22,245.47      22,245.47    0.00       0.00        4,500,000.00
P                 100.00           100.00             0.00     37,623.24      37,623.24    0.00       0.00              100.00
R                   0.00             0.00             0.00          0.00           0.00    0.00       0.00                0.00
TOTALS    254,570,100.00   254,570,100.00     8,084,547.02    441,846.13   8,526,393.15    0.00       0.00      246,485,552.98

X           2,584,857.93     2,584,857.93             0.00  1,508,834.65   1,508,834.65    0.00       0.00        2,571,418.00
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        36228FLJ3      1,000.00000000  65.81256427     1.19343742     67.00600169      934.18743573        A1      1.591250 %
A2        36228FLK0      1,000.00000000   0.00000000     1.53093747      1.53093747    1,000.00000000        A2      2.041250 %
A3        36228FLL8      1,000.00000000  34.74056783     1.38093747     36.12150529      965.25943217        A3      1.841250 %
M1        36228FLM6      1,000.00000000   0.00000000     2.95593646      2.95593646    1,000.00000000        M1      3.941250 %
B1        36228FLN4      1,000.00000000   0.00000000     3.74343778      3.74343778    1,000.00000000        B1      4.991250 %
B2        36228FLP9      1,000.00000000   0.00000000     4.38093855      4.38093855    1,000.00000000        B2      5.841250 %
B3        36228FLQ7      1,000.00000000   0.00000000     4.94343778      4.94343778    1,000.00000000        B3      6.591250 %
P         36228FLU8      1,000.00000000   0.00000000         ##              ##        1,000.00000000        P       0.000000 %
TOTALS                   1,000.00000000  31.75764562     1.73565603     33.49330165      968.24235438
X         36228FLR5      1,000.00000000   0.00000000   583.72053353    583.72053353      994.80051501        X       0.000000 %
-----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 7.08(a)(i)                 Aggregate Amount of Deposit in the Certificate Account                             10,070,134.61

Sec. 7.08(a)(ii)                Aggregate Distribution Amount
                                Total Offered Certificates
                                                      Accrued Certificate Interest                                    404,222.90
                                                      Interest Shortfall Carryforward Amount                                0.00
                                                      Principal Distribution Amount                                 8,084,547.02

                                Total Class A Certificates
                                                      Accrued Certificate Interest                                    318,084.54
                                                      Interest Shortfall Carryforward Amount                                0.00
                                                      Basis Risk Carry Forward Amount                                       0.00
                                                      Principal Distribution Amount                                 8,084,547.02

                                Total Class B Certificates
                                                      Accrued Certificate Interest                                     72,833.68
                                                      Interest Shortfall Carryforward Amount                                0.00
                                                      Basis Risk Carry Forward Amount                                       0.00
                                                      Principal Distribution Amount                                         0.00

Sec. 7.08(a)(iii)               LIBOR                                                                                  1.34125 %

Sec. 7.08(a)(iv)                Fees
                                                      Trustee Fee                                                         625.00
                                                      Certificate Insurer Premium                                      34,906.80
                                                      Servicer Fee                                                    112,474.49


Sec. 7.08(a)(vi)                Insured Payments                                                                            0.00

Sec. 7.08(a)(vii)               Realized Losses For Current Period                                                     47,123.59
                                Amount of Cumulative Realized Losses                                                   47,123.59

Sec. 7.08(a)(viii)              Trigger Events
                                                      Trigger Event has occurred ?                                            No
                                                      Fairbanks Termination Trigger Event has occurred ?                      No
                                                      Wilshire Termination Trigger Event has occurred ?                       No

Sec. 7.08(a)(ix)                Overcollateralization
                                                      Required OC                                                   2,571,418.00
                                                      OC Amount                                                     2,571,418.00

Sec. 7.08(a)(x)                 Mortgage Loan Principal Payments                                                    8,050,863.36
                                                      Scheduled Principal Payments                                    277,036.63
                                                      Principal Prepayments                                         7,815,710.48
                                                      Curtailment Adjustment                                            5,239.84
                                                      Loan Purchase Price                                                   0.00
                                                      Recoveries of Principal                                               0.00
                                                      Realized Loss                                                   -47,123.59
                                                      Realized Gain                                                         0.00
                                                      Non-recovery Advance                                                  0.00

Sec. 7.08(a)(xiii)              Aggregate Pooling Balance as of the first day of the related Collection Period    257,154,957.93
                                Aggregate Pooling Balance as of the last day of the related Collection Period     249,056,970.98

Sec. 7.08(a)(xv)                Weighted average interest rate of the Mortgage Loans                                   9.77503 %

Sec. 7.08(a)(xvi)               Weighted average remaining term of the Mortgage Loans                                        263

Sec. 7.08(a)(xvii)              Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                      Number of loans (preceding 1 month)                                      0
                                                      Principal Balance of loans (preceding 1 month)                        0.00

                                                      Number of loans (preceding 2 month)                                      0
                                                      Principal Balance of loans (preceding 2 month)                        0.00

                                                      Number of loans (preceding 3 months)                                     0
                                                      Principal Balance of loans (preceding 3 months)                       0.00

Sec. 7.08(a)(xix)               Principal Balance of the largest Mortgage Loan outstanding                            428,313.66

Sec. 7.08(a)(xx)                Number, Balance, and Percentage of Delinquent Loans

                                        Number of Loans are 30-59 days delinquent                              178
                                        Balance of Loans are 30-59 days delinquent                   17,993,098.35
                                        Percentage of Loans are 30-59 days delinquent                       7.22 %

                                        Number of Loans are 60-89 days delinquent                               57
                                        Balance of Loans are 60-89 days delinquent                    5,000,032.22
                                        Percentage of Loans are 60-89 days delinquent                       2.01 %

                                        Number of Loans are 90-119 days delinquent                               5
                                        Balance of Loans are 90-119 days delinquent                     402,792.77
                                        Percentage of Loans are 90-119 days delinquent                      0.16 %

                                        Number of Loans are 120-149 days delinquent                              3
                                        Balance of Loans are 120-149 days delinquent                    262,409.56
                                        Percentage of Loans are 120-149 days delinquent                     0.11 %

                                        Number of Loans are 150-179 days delinquent                              0
                                        Balance of Loans are 150-179 days delinquent                          0.00
                                        Percentage of Loans are 150-179 days delinquent                     0.00 %

                                        Number of Loans are 180 or more days delinquent                          0
                                        Balance of Loans are 180 or more days delinquent                      0.00
                                        Percentage of Loans are 180 or more days delinquent                 0.00 %

Sec. 7.08(a)(xxi)               Mortgage loans in Foreclosure
                                        Number of loans                                                         77
                                        Principal Balance of loans                                    5,807,209.29

Sec. 7.08(a)(xxii)              Mortgage loans in bankruptcy proceedings

                                         Number of loans                                                         90
                                         Principal Balance of loans                                    7,549,295.34

                                         Number of Loans are 0-29 days delinquent                                84
                                         Balance of Loans are 0-29 days delinquent                     7,145,831.71

                                         Number of Loans are 30-59 days delinquent                                3
                                         Balance of Loans are 30-59 days delinquent                      205,086.65

                                         Number of Loans are 60-89 days delinquent                                2
                                         Balance of Loans are 60-89 days delinquent                      132,147.46

                                         Number of Loans are 90-119 days delinquent                               0
                                         Balance of Loans are 90-119 days delinquent                           0.00

                                         Number of Loans are 120-149 days delinquent                              1
                                         Balance of Loans are 120-149 days delinquent                     66,229.52

                                         Number of Loans are 150-179 days delinquent                              0
                                         Balance of Loans are 150-179 days delinquent                          0.00

                                         Number of Loans are 180 or more days delinquent                          0
                                         Balance of Loans are 180 or more days delinquent                      0.00

Sec. 7.08(a)(xxiii)             Number and Balance of loans in foreclosure proceedings
                                          Number of Loans are 0-29 days delinquent                                74
                                          Balance of Loans are 0-29 days delinquent                     5,512,392.35

                                          Number of Loans are 30-59 days delinquent                                0
                                          Balance of Loans are 30-59 days delinquent                            0.00

                                          Number of Loans are 60-89 days delinquent                                0
                                          Balance of Loans are 60-89 days delinquent                            0.00

                                          Number of Loans are 90-119 days delinquent                               0
                                          Balance of Loans are 90-119 days delinquent                           0.00

                                          Number of Loans are 120-149 days delinquent                              3
                                          Balance of Loans are 120-149 days delinquent                    294,816.94

                                          Number of Loans are 150-179 days delinquent                              0
                                          Balance of Loans are 150-179 days delinquent                          0.00

                                          Number of Loans are 180 or more days delinquent                          0
                                          Balance of Loans are 180 or more days delinquent                      0.00

Sec. 7.08(a)(xxiv)              Number and Balance of REO loans

                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 7.08(a)(xxv)               Book Value of Mortgage loans acquired through foreclosure or grant of a deed                0.00

Sec. 7.08(a)(xxvi)              Number of Mortgage loans                                                                   2,732

Sec. 7.08(a)(xxvii)             Aggregate amount from
                                                      a. Curtailments                                                 434,005.10
                                                      b. Voluntary Payoffs                                          7,386,945.22
                                                      c. Involuntary Payoffs                                                0.00
                                                      d. Mortgage Loans purchased from the Trust                            0.00

Sec. 7.08(a)(xxviii)            Mortgage loans subject to loss mitigation*
                                                      Number of loans                                                          3
                                                      Principal Balance of loans                                      223,936.26

Sec. 7.08(a)(xxix)              Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                      Number of loans                                                          0
                                                      Principal Balance of loans                                            0.00

Sec. 7.08(a)(xxx)               Amount of current Realized Losses*
                                                      a. REO Property sold                                                  0.00
                                                      b. short sale                                                         0.00
                                                      c. deed in lieu                                                       0.00
                                                      d. no equity second mortgages                                         0.00
                                                      e. other                                                              0.00

Sec. 7.08(a)(xxxi)              Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*

                                      a.Number of Loans Currently meeting payment plan                             32.00
                                      a.Balance of Loans Currently meeting payment plan                     2,512,372.49

                                      b.Number of Loans 1 to 2 payments behind payment plan                        19.00
                                      b.Balance of Loans 1 to 2 payments behind payment plan                2,186,308.49

                                      c.Number of Loans 2 to 3 payments behind payment plan                         4.00
                                      c.Balance of Loans 2 to 3 payments behind payment plan                  254,373.28

                                      d.Number of Loans greater than 3 payments behind payment plan                2.00
                                      d.Balance of Loans greater than 3 payments behind payment plan         110,748.06

                                      e.Number of Loans greater than 4 payments behind payment plan                0.00
                                      e.Balance of Loans greater than 4 payments behind payment plan               0.00

                                      f.Number of Loans greater than 5 payments behind payment plan                0.00
                                      f.Balance of Loans greater than 5 payments behind payment plan               0.00

Sec. 7.08(a)(xxxii)             Stepdown Date                                                              Not in effect

Sec. 7.08(a)(xxxiii)            Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                      Number of loans                                                 0
                                                      Principal Balance of loans                                   0.00

                * Reported from Fairbanks only



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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